UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Date of Report (Date of earliest event reported): April 12, 2017

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	001-37613	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16415 Addison Road, Suite 300, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2017, the Board of Directors (the “Board”) of COPsync, Inc. (the “Company”) appointed Joseph R. Alosa, Sr. as the Company’s interim Chief Executive Officer.

The Company did not enter into an employment agreement with Mr. Alosa and he will continue to serve as Chairman of the Board. Philip J. Anderson will remain as the Company’s Chief Financial Officer.

On the same day, the Board agreed to engage Spearpoint Restructuring Services LLC and appointed Ron Bienvenu, Managing Member of Spearpoint LLC, as the Company’s Chief Restructuring Specialist.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: April 17, 2017	By:	/s/ Joseph R. Alosa, Sr.
	Name:	Joseph R. Alosa, Sr.
	Title:	Interim Chief Executive Officer